Exhibit 99.1

2005 NAREIT Institutional Investor Forum June 8-10, 2005

Arden Realty Overview Portfolio: 19.3(1) million s.f. Properties: 122(1) Buildings: 199(1) Market Cap: $3.9 billion(2) Revenues: $431 million(3) Credit Rating Moody's: Baa3 S&P: BBB- Howard Hughes Tower 1000 Town Center Crown Cabot Financial Center Westwood Center (1) Information as of 4/26/05 (2) Information as of 3/31/05 (3) Information for the twelve months ended 3/31/05, including properties held for sale

Arden Realty Overview Southern California's largest publicly traded office landlord Focus in over 40 suburban submarkets Located primarily in: Los Angeles Orange County San Diego

Arden Realty Overview LA West LA North LA South Orange County San Diego Other - 39 19.9 11.1 12.8 14.4 3.5 LA West 5.1M sf LA North 3.2M sf LA South 3.1M sf Orange County 3.6M sf San Diego 3.0M sf Other 0.6M sf - 5 3.5 2.4 2.9 3.3 0.6 * Excludes eight properties classified as "held for disposition" as of March 31, 2005. Data as of 3/31/05

Overview of California's Economy California is the seventh largest economy in the world and accounts for over 13% of the U.S. economy California as a % California of US Total Ranking Gross State Product 13.3% 1 Non-agricultural Employment 11.1% 1 Manufacturing Employment 10.6% 1 Personal Income 13.0% 1 Retail Sales 11.2% 1 Department of Defense and NASA Prime Contract Awards 15.0% 1 Source: 2004 California Statistical Abstract prepared by the California Department of Finance

Overview of Southern California's Economy Southern California is the tenth largest economy in the world and accounts for approximately 7% of the U.S. economy(1) Southern California's nonfarm employment accounts for over 5% of the total U.S. non-farm jobs(2)(3) Southern California's unemployment rate trending lower than national and overall California rates: Source: (1) Los Angeles Economic Development Council (2) California Employment Development Department (3) United States Bureau of Labor Statistics * Not seasonally adjusted 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 03/31/2005 U.S.* 0.037 0.054 0.057 0.054 0.051 0.054 California* 0.044 0.062 0.067 0.063 0.057 0.057 Southern California* 0.04 0.056 0.058 0.055 0.052 0.05

Professional and Business Services Financial Activities Trade, Transportation and Utilities Information Educational and Health Services Manufacturing Leisure and Hospitality Public Administration Other Construction - 0.15 0.07 0.19 0.04 0.11 0.11 0.1 0.14 0.04 0.05 Southern California's economy is as diverse and well balanced as the nation's economy Diversity buffers the impact from potential contractions of any one industry Source: California Employment Development Department (as of 3/31/05) Professional and Business Services Financial Activities Trade, Transportation and Utilities Information Educational and Health Services Manufacturing Leisure and Hospitality Public Administration Other Construction - 0.13 0.06 0.19 0.02 0.13 0.11 0.09 0.17 0.05 0.05 Diverse Economy

Tenant Diversity Arden's diverse tenant base of approximately 3,000 tenants mirrors the overall Southern California economy Average tenant size of 5,000 to 6,000 square feet Limits exposure to any one tenant Generally easier to backfill smaller blocks of space * Excludes tenants occupying the eight properties "held for disposition" at March 31, 2005. Data as of 3/31/05 Professional and Business Services Financial Activities Trade, Transportation and Utilities Information Leisure and Hospitality Educational and Health Services Manufacturing Public Administration Other - 0.36 0.23 0.03 0.1 0.03 0.1 0.08 0.04 0.03

Tenant Quality Data as of 3/31/05 Top 10 Tenants Square Footage Number of Locations Percentage of Annualized Base Rent Vivendi Universal 231,681 2 2.14% State of California 258,957 15 1.52% Atlantic Richfield 143,885 1 0.93% University of Phoenix 144,498 5 0.89% Pepperdine University 113,488 1 0.87% Homestore, Inc. 137,762 1 0.81% Walt Disney Pictures & TV 128,258 1 0.73% Haight, Brown & Bonesteel, LLP 63,262 2 0.73% Westfield Corporation 96,876 1 0.73% State Compensation Insurance Fund 113,513 1 0.71% Total 1,432,180 30 10.06%

Retention and stabilize occupancy Minimize transaction and capital costs Execute capital allocation plan Dispose of non-core or mature assets Pursue strategic investment opportunities Maintain financial flexibility and reduce cost of capital Focus for 2005

Q203 Q303 Q403 Q104 Q204 Q304 Q404 Q105 Arden 0.895 0.899 0.904 0.887 0.896 0.911 0.912 0.911 Market * 0.855 0.861 0.862 0.864 0.871 0.878 0.88 0.887 Stabilize portfolio occupancy New leases in 2004 of 2.0mm sf New leases in Q1-05 of 443k sf New leases in Apr/May-05 of 269k sf Operations-Existing Portfolio 2005 2006 2007 2008 2009 Expiring SF 1811 2526 2411 2545 2106 Expiring Rate 22.32 24.02 23.99 25.48 24.34 * Source: CB Richard Ellis Data as of 5/31/05 Focus on retention Renewal leases in 2004 of 2.9mm sf Renewal leases in Q1-05 of 481k sf Renewal leases in Apr/May-05 of 341k sf Transaction costs TI/LC in 2004 of $21.32 for new and $9.32 for renewal leases TI/LC in Q1-05 of $18.70 for new and $7.74 for renewal leases TI/LC in Apr/May-05 of $20.35 for new and $9.11 for renewal leases

Capital Allocation Strategy Continue to upgrade our portfolio through the purchase of superior quality assets in highly desirable markets and the sale of non-core or mature assets Pursue strategic investment opportunities through: Acquisition of long term hold and value added assets Development Redevelopment Opportunistic indirect investments Dispose of lower value assets based on the following criteria: Market quality Asset quality Stabilized return Long-term value

Recent Acquisitions Acquired five properties containing approximately 1.6 million square feet for $422 million during Q4-04 and Q2-05 Warner Corporate Center 253,000 square foot office building Located in Woodland Hills submarket 707 Broadway 169,500 square foot office building Located in Downtown San Diego submarket Sorrento Mesa Corporate Center Four office buildings totaling 555,000 square feet and a 53,000 square foot retail center Located in Sorrento Mesa submarket 5670 Wilshire Blvd. 409,100 square foot office building Located in Miracle Mile submarket

Howard Hughes Center Howard Hughes Center is 94% leased as of March 31, 2005. 6060 Center Dr Q3-00 242,000 $232 99% 6080 Center Dr Q2-01 287,000 $272 93% Univision Q4-01 162,000 $265 (A) 6100 Center Dr Q2-02 283,000 $299 99% Developed Completion 3/31/05 Properties Date Sq Ft Cost psf Leased % (A) This building was sold in March 2004 Acquired Properties (455,000 sf) Entitled Office Space (entitled for 475,000 sf) Developed Properties (974,000 sf)

Capital Recycling Summary Data as of 4/26/05 ($ in thousands) Year Number of Properties Square Feet Gross Sales Price 2000 1 76,000 $ 12,000 2001 10 573,000 47,800 2002 3 205,000 25,900 2003 8 598,000 93,500 2004 12 1,268,000 204,800 2005 1 167,000 16,700 Total 35 2,887,000 $400,700 Year Number of Properties Square Feet Gross Acquisition Price / Development Costs 2000 1 241,000 $ 56,000 2001 2 442,000 128,800 2002 6 1,086,000 216,500 2003 1 101,000 23,400 2004 2 391,000 96,800 2005 3 1,187,000 325,600 Total 15 3,448,000 $847,100 Dispositions Acquisitions and Developments

Source: Real Capital Analytics as of 3/31/05 Q1 '02 Q2 Q3 Q4 Q1 '03 Q2 Q3 Q4 Q1 '04 Q2 Q3 Q4 Q1 '05 Los Angeles 1038.71 852.7 1445.12 720.22 661.77 1043.32 785.64 1500.15 1039.55 1126.61 1726.63 1417.32 1875.3 Orange County 235.42 52.6 395.96 316 191.92 190.57 313.21 346.33 453.71 482.39 598.87 325.94 987.16 San Diego 101.27 269.16 441.69 298.3 249.06 348.99 360.31 293.67 150.87 930.77 392.07 702.26 647.32 Recent Office Investment Trends Over $9 billion in office product traded hands in 2004, a 48% increase over 2003 Over $3 billion in office product traded hands in Q1-05, a 64% increase over Q1-04

Conservative and Flexible Capital Structure Recent Transactions: Refinanced $175 million in 7.52% CMBS debt with $200 million in 5.2% unsecured senior notes (8/2004) Redeemed $50 million in 8 5/8% Preferred Equity (9/2004) Extended $125 million term loan from June 2006 to January 2012 (2/2005) Refinanced $200 million in 8.88% unsecured senior notes with $300 million in 5.25% unsecured senior notes (2/2005) Purchased $100 million of forward interest rate swaps with an effective 10-Year Treasury rate of 4.33% in anticipation of refinancing $150 million of 7% unsecured notes in November 2007 (5/2005) Data as of 5/31/05 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 Thereafter Unsecured lines of credit 10000 249000 Unsecured term loan 125000 Unsecured senior notes 0 0 147310 0 0 149374 199541 299952 Secured debt 5019 7297 8710 230439 112004 645 710 768 845 914 3688

Q1-05 Q4-04 Q3-04 Q2-04 Q1-04 EBITDA to Interest Coverage Ratio 2.7x 2.9x 3.1x 3.1x 2.9x EBITDA to Fixed Charge Coverage Ratio 2.7x 2.9x 2.9x 2.9x 2.8x Debt to Market Capitalization 40.1% 34.1% 38.0% 38.9% 36.6% Debt to Gross Asset Value 47.4% 43.6% 43.9% 42.2% 42.1% % of Unencumbered Property to Total Property: Operating Income 72% 71% 72% 72% 59% Gross Asset Value 71% 69% 69% 69% 57% Floating Rate Debt 20% 13% 14% 26% 11% Secured Debt 24% 29% 29% 30% 44% Lines of credit outstanding as a percentage of availability 78.5% 36.8% 41.4% 85.5% 29.1% Occupancy 90.4% 91.2% 91.1% 89.6% 88.7% Financial Ratios

Southern California Real Estate Markets Southern California's total office market is the second largest in the nation, with 319 million square feet, representing over 9% of the total U.S. office market Real Estate Fundamentals: Direct Vacancy - decreased by 70 bps in Q1-05 to 11.3% at 3/31/05 Net absorption - positive 1.6 million square feet in Q1-05 Supply - continues to be limited with less than 1% of total inventory expected to be delivered during 2005 Sublease Space - represents 1.5% of total inventory Rental Rates - overall, rental rates for the markets we are in remained flat in Q1-05 Source: CB Richard Ellis Data as of 3/31/05

Southern California Real Estate Markets (cont'd) Source: CB Richard Ellis Q203 Q303 Q403 Q104 Q204 Q304 Q404 Q105 Net Absorption 1.581244 0.809351 0.994435 1.27999 2.26281 2.5867 1.105452 1.585121 Vacancy 0.145 0.139 0.138 0.137 0.129 0.123 0.12 0.113 Southern California's direct office vacancy was 11.3% as of 3/31/05 Q203 Q303 Q403 Q104 Q204 Q304 Q404 Q105 New Supply 1764.9 403.009 631.285 804 265.986 564.275 158.333 323.373 % of Total Inventory 0.006 0.001 0.002 0.003 0.001 0.002 0 0.001 Southern California is expected to add 2.6 million feet of new office product in 2005, representing 1% of total inventory

Southern California Real Estate Markets (cont'd) Submarket * Weighted average vacancy of Arden submarkets Source: CB Richard Ellis Data as of 3/31/05 LA North LA West LA South Orange County San Diego Submarket s.f. (000s) 58,640 42,976 27,545 91,887 49,596 Arden s.f. (000s) 3,453 4,997 2,449 2,914 3,310 Arden % of Submarket 5.9% 11.6% 8.9% 3.2% 6.7% Submarket Direct Vacancy * 8.3% 11.7% 20.5% 9.6% 9.8% Arden Vacancy 5.2% 7.4% 10.4% 11.5% 12.8% % of Arden NOI 19.9% 39.0% 11.1% 12.8% 14.4%

Southern California Real Estate Markets (cont'd) Source: CB Richard Ellis Q203 Q303 Q403 Q104 Q204 Q304 Q404 Q105 LA West 0.148 0.144 0.14 0.143 0.13 0.128 0.126 0.117 LA North 0.106 0.102 0.109 0.104 0.095 0.089 0.089 0.083 LA South 0.188 0.192 0.2 0.199 0.204 0.2 0.203 0.205 Orange County 0.155 0.147 0.141 0.138 0.127 0.115 0.106 0.096 San Diego 0.121 0.119 0.115 0.111 0.107 0.102 0.097 0.098 Southern Cal 0.145 0.139 0.138 0.137 0.129 0.123 0.12 0.113

Southern California Real Estate Markets (cont'd) Source: CB Richard Ellis Q203 Q303 Q403 Q104 Q204 Q304 Q404 Q105 LA West 293.7 -79.6 186 -5.8 558.2 74.179 78.544 291.538 LA North 132.9 172.2 -231 641.2 526.3 472.048 35.523 378.903 LA South 8.7 -131.3 -177.9 139 27.5 115.784 -40.494 -70.656 Orange County 917.4 518.7 687.7 233.1 704.8 0.655 832.362 751.982 San Diego 203.3 310.2 327.1 291.8 405.4 472.17 251.675 102.231

Southern California Real Estate Markets (cont'd) Source: CB Richard Ellis Q203 Q303 Q403 Q104 Q204 Q304 Q404 Q105 LA West 32.52 32.88 32.52 31.2 30.48 32.52 32.52 31.08 LA North 25.2 25.33 25.17 25.39 25.32 25.35 25.41 25.37 LA South 23.64 23.4 22.92 21.6 21.84 21.6 22.32 22.08 Orange County 23.64 23.52 23.52 23.64 23.76 23.88 24.6 24.6 San Diego 21.48 20.88 21.6 22.8 23.04 23.04 23.4 24.36

Southern California Real Estate Markets (cont'd) Q203 Q303 Q403 Q104 Q204 Q304 Q404 Q105 LA West 0.026 0.028 0.027 0.02 0.019 0.017 0.018 0.014 LA North 0.025 0.018 0.019 0.02 0.017 0.018 0.018 0.016 LA South 0.023 0.023 0.023 0.024 0.022 0.019 0.017 0.018 Orange County 0.019 0.016 0.015 0.014 0.012 0.011 0.011 0.008 San Diego 0.032 0.034 0.033 0.034 0.029 0.03 0.023 0.022 Southern Cal 0.024 0.023 0.022 0.02 0.018 0.018 0.016 0.014 Source: CB Richard Ellis

Southern California Real Estate Markets Los Angeles - 177 million square foot market, over 5% of the U.S. office market Major submarkets include San Fernando Valley, Tri-Cities, San Gabriel Valley, West Los Angeles, South Bay, Hollywood/Wilshire and Downtown Orange County - 92 million square foot market, 3% of the U.S. office market Major submarkets include North, Central & West County, Greater Airport Area and South County San Diego - 50 million square foot market, over 1% of the U.S. office market Major submarkets include Downtown, North County and Central County Source: CB Richard Ellis Data as of 3/31/05

Los Angeles Market 177 million square foot market Over 5% of the U.S. office market (5th largest in the U.S.) Los Angeles's unemployment rate decreased by 0.4% to 5.6% in Q1 2005 Real Estate Fundamentals: Direct Vacancy: 12.6% at 3/31/05 Rental Rates: Overall, market rental rates decreased 1% in Q1 2005 Supply: 470k square feet of inventory expected to be delivered during 2005 Sublease Space: 1.5% of total inventory Arden's 10.9 million square feet in Los Angeles County was 92.6% occupied at 3/31/05 and represented 70% of Arden's total NOI in Q1 2005 Source: California Employment Development Department (not seasonally adjusted); CB Richard Ellis Data as of 3/31/05

Los Angeles North Market Size: 58.6 million square feet Major submarkets include San Fernando Valley, Tri-Cities and San Gabriel Valley Arden's 3.5 million square feet in Los Angeles North was 94.8% occupied at 3/31/05 Source: CB Richard Ellis Data as of 3/31/05

LA North Major Submarkets San Fernando Valley - 22 million square foot submarket Sherman Oaks, Encino and Woodland Hills: Submarket Size: 11.9 million square feet Major Industries: Professional Services, Insurance, Banking and Healthcare Tri-Cities - 24 million square foot submarket Pasadena: Submarket Size: 8.4 million square feet Major Industries: Professional Services, Healthcare, Banking, Insurance, Engineering and Biotechnology Glendale: Submarket Size: 6.4 million square feet Major Industries: Professional Services, Healthcare, Banking and Insurance Burbank: Submarket Size: 5.3 million square feet Major Industry: Entertainment Source: CB Richard Ellis Data as of 3/31/05

Los Angeles West Market Size: 43.0 million square feet Major submarkets include Santa Monica, West Los Angeles, Westwood, Beverly Hills, Beverly Hills Triangle, Century City and Fox Hills/Culver City Arden's 5.0 million square feet in Los Angeles West was 92.6% occupied at 3/31/05 Source: CB Richard Ellis Data as of 3/31/05

LA West Major Submarkets Santa Monica and West Los Angeles: Submarket Size: 10.6 million square feet Major Industries: Entertainment, Advertising, Professional Services and High Tech. Westwood: Submarket Size: 3.4 million square feet Major Industries: Entertainment, Financial Services, Healthcare, Professional Services and UCLA Beverly Hills and Beverly Hills Triangle: Submarket Size: 6.5 million square feet Major Industries: Entertainment, Advertising, Financial Services and Professional Services Fox Hills/Culver City: Submarket Size: 3.5 million square feet Major Industries: Entertainment, Healthcare and Professional Services Source: CB Richard Ellis Data as of 3/31/05

Los Angeles South Market Size: 27.5 million square feet Major submarkets include LAX, El Segundo, Torrance, 190th Corridor and Long Beach Arden's 2.4 million square feet in Los Angeles South was 89.6% occupied at 3/31/05 Source: CB Richard Ellis Data as 3/31/05

LA South Major Submarkets LAX (Los Angeles International Airport): Submarket Size: 3.0 million square feet Major Industries: Travel related industries and Professional Services El Segundo: Submarket Size: 9.1 million square feet Major Industries: Aerospace, Defense, Airlines, Entertainment and Professional Services Torrance and 190th Corridor: Submarket Size: 6.1 million square feet Major Industries: Automobile and Professional Services Long Beach: Submarket Size: 7.7 million square feet (Downtown and Suburban) Major Industries: Aerospace, Defense, Shipping Related Industry and Professional Services Source: CB Richard Ellis Data as of 3/31/05

92 million square foot market Orange County's unemployment rate increased by 0.2% to 3.8% in Q1 2005 Real Estate Fundamentals: Direct Vacancy: 9.6% at 3/31/05 Rental Rates: Overall, market rental rates remained flat in Q1 2005 Supply: 740k square feet expected to be delivered during 2005 Sublease Space: 0.8% of total inventory Arden's 2.9 million square feet in Orange County was 88.5% occupied at 3/31/05 and represented 13% of Arden's total NOI in Q1 2005 Source: California Employment Development Department (not seasonally adjusted); CB Richard Ellis Data as of 3/31/05 Orange County Market

Orange County Major Submarkets Greater Airport Area: Submarket Size: 43.2 million square feet Major submarkets include Fountain Valley, Costa Mesa, Newport Beach and Irvine Major Industries: Insurance, Professional and Financial Services North/Central/West County: Submarket Size: 29.1 million square feet Major submarkets include Anaheim, La Palma, Yorba Linda, Orange, Huntington Beach and Santa Ana Major industries: Insurance and Healthcare Source: CB Richard Ellis Data as of 3/31/05

Orange County Major Submarkets (cont'd) South County: Submarket Size: 19.6 million square feet Major submarkets include Mission Viejo and Laguna Niguel Major Industries: Technology Related Industries, Insurance and Business Services Source: CB Richard Ellis Data as of 3/31/05

San Diego Market 49.6 million square foot market San Diego's unemployment rate increased by 0.2% to 4.3% in Q1 2005 Real Estate Fundamentals: Direct Vacancy: 9.8% at 3/31/05 Rental Rates: Overall, market rental rates increased 2% to 3% in Q1 2005 Supply: 1.4 million square feet expected to be delivered during 2005 Sublease Space: 2.2% of total inventory Arden's 3.3 million square feet in San Diego was 96.6% occupied at 3/31/05 and represented 14% of Arden's total NOI in Q1 2005 Source: California Employment Development Department (not seasonally adjusted); CB Richard Ellis Data as of 3/31/05

San Diego Major Submarkets North County: Submarket Size: 5.3 million square feet Major submarket - Carlsbad Major Industries: Golf, Insurance and Professional Services Central County: Submarket Size: 30.1 million square feet Major Submarkets include Rancho Bernardo, Poway, Del Mar Heights, Sorrento Mesa, UTC, Kearny Mesa and Mission Valley Major Industries: High Tech., Wireless, Professional Services, Financial Services, Healthcare and Insurance Source: CB Richard Ellis Data as of 3/31/05

San Diego Major Submarkets (cont'd) Downtown: Submarket Size: 8.8 million square feet Major Industries: Government, Professional Services, Banking and Finance, Engineering/Architecture and Consulting Source: CB Richard Ellis Data as of 3/31/05

Forward Looking Statements Statements in this supplemental package which are not historical may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, without limitation, the Company's future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as "may," "will," "should," "expect," "anticipate," "estimate," "continue" or comparable terminology. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements. Factors that could cause actual results to differ materially from the Company's expectations include the availability and cost of capital for future investments, the Company's ability to lease or re-lease space at current or anticipated rents, changes in the supply of and demand for the Company's properties, changes in interest rate levels, risks associated with the development, acquisition or disposition of properties, competition within the industry, real estate and market conditions, and other risks detailed from time to time in the Company's SEC filings. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.